Summary Prospectus dated November 1, 2010

Eaton Vance Parametric Tax-Managed Emerging Markets Fund Class /Ticker I / EITEX

This Summary Prospectus is designed to provide investors with key fund information in a clear and concise format. Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information, which contain more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated November 1, 2010, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Fund’s Prospectus, Statement of Additional Information, and other information about the Fund, go to http://funddocuments.eatonvance.com, email a request to contact@eatonvance.com, call 1-800-262-1122, or ask any financial advisor, bank, or broker-dealer who offers shares of the Fund. Unless otherwise noted, page number references refer to the current Prospectus for this Fund.

Investment Objective

Eaton Vance Parametric Tax-Managed Emerging Markets Fund’s (formerly Eaton Vance Tax-Managed Emerging Markets Fund) objective is to seek long-term, after-tax returns for its shareholders.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of net asset value at purchase or redemption)	None
Redemption Fee (as a percentage of exchange price or amount redeemed or exchanged)	2.00%

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)

Management Fees	0.45%
Other Expenses	0.50%
Acquired Fund Fees and Expenses(1)	0.01%
Total Annual Fund Operating Expenses	0.96%

(1)	These fees and expenses are not included in the Financial Highlights table. Accordingly, Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average daily net assets indicated in the Financial Highlights table in the Prospectus.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Expenses with Redemption				Expenses without Redemption

	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years

Class I shares	$306	$531	$775	$1,475	$98	$306	$531	$1,178

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 11% of the average value of its portfolio.

Principal Investment Strategies

The Fund normally invests at least 80% of its net assets in equity securities of companies located in emerging market countries, which are those considered to be developing (the "80% Policy"). A company will be considered to be located in an emerging market country if it is domiciled in or derives more than 50% of its revenues or profits from emerging market countries. Emerging market countries are generally countries not considered to be developed market countries, and therefore not included in the Morgan Stanley Capital International (MSCI) World Index. Securities acquired by the Fund are typically listed on stock exchanges in emerging market countries, but also may include securities traded in markets outside these countries, including securities trading in the form of depositary receipts. For purposes of the Fund’s 80% Policy, depositary receipts are considered as being located in emerging markets if the company is domiciled in or derives more than 50% of its revenues or profits from emerging market countries. The Fund invests in companies with a broad range of market capitalizations including smaller companies. The Fund is ordinarily exposed to over 30 emerging market countries at all times and typically invests in more than 500 stocks. More than 25% of the Fund’s total assets may be denominated in any single currency. The Fund may invest directly in foreign currencies. The Fund may also invest in other pooled investment vehicles.

The Fund may engage in derivative transactions as a substitute for the purchase or sale of securities or currencies or to attempt to mitigate the adverse effects of foreign currency fluctuations. Such transactions may include foreign currency exchange contracts, options and equity-linked securities (such as participation notes, equity swaps and zero strike calls and warrants).

In managing the Fund, the portfolio managers seek to balance investment considerations and tax considerations and taking into account the taxes payable by shareholders in connection with distributions of investment income and net realized gains. The Fund seeks to minimize income distributions and distributions of realized short-term gains that are taxed as ordinary income, as well as distributions of realized long-term gains (taxed as long-term capital gains). The Fund seeks to employ a top-down, disciplined and structured investment process that emphasizes broad exposure and diversification among emerging market countries, economic sectors and issuers. This strategy utilizes targeted allocation and periodic rebalancing to take advantage of certain quantitative and behavioral characteristics of emerging markets identified by the portfolio managers. The portfolio managers select and allocate across countries based on factors such as size, liquidity, level of economic development, local economic diversification, and perceived risk and potential for growth. The Fund maintains a bias to broad inclusion; that is, the Fund intends to allocate its portfolio holdings to more emerging market countries rather than fewer emerging market countries. Relative to capitalization-weighted country indexes, individual country allocation targets emphasize the less represented emerging market countries. The Fund’s country allocations are rebalanced to their target weights if they exceed a pre-determined overweight. This has the effect of reducing exposure to countries with strong relative performance and increasing exposure to countries which have underperformed. Within each country, the Fund seeks to maintain exposure across key economic sectors, such as industrial/technology, consumer, utilities, basic industry/resource and financial. Relative to capitalization-weighted country indexes, the portfolio managers target weights to these sectors to emphasize the less represented sectors. The portfolio managers select individual securities as representatives of their economic sectors and generally weight them by their relative capitalization within that sector.

Principal Risks

Equity Investing Risk. The Fund’s shares are sensitive to stock market volatility and the stocks in which the Fund invests may be more volatile than the stock market as a whole. The prices of stocks may decline in response to conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations, as well as issuer or sector specific events. Market conditions may affect certain types of stocks to a greater extent than other types of stocks. If the stock market declines, the value of Fund shares will also likely decline and although stock values can rebound, there is no assurance that values will return to previous levels.

Tax-Managed Investing Risk. Market conditions may limit the Fund’s ability to generate tax losses or to generate dividend income taxed at favorable tax rates. The Fund’s tax-managed strategy may cause the Fund to hold a security in order to achieve more favorable tax-treatment or to sell a security in order to create tax losses. The Fund’s ability to utilize various tax-management techniques may be curtailed or eliminated in the future by tax legislation or regulation. Tax code provisions applicable to tax-favored dividends are effective for taxable years beginning on or before December 31, 2010. Although the Fund expects that a smaller portion of its total return will consist of taxable distributions to shareholders as compared to equity mutual funds that are managed without regard to tax considerations, there can be no assurance about the size of taxable distributions to shareholders.

Foreign and Emerging Market Investment Risk. Because the Fund invests a significant portion of its assets in foreign instruments, the value of Fund shares can be adversely affected by changes in currency exchange rates and political and economic developments abroad. In emerging or less developed countries, these risks can be more significant. Investment markets in emerging market countries are substantially smaller, less liquid and more volatile than the major markets in developed countries, and as a result, Fund share values may be more volatile. Emerging market countries may have relatively unstable governments and economies. Emerging market investments often are subject to speculative trading, which typically contributes to volatility.

Eaton Vance Parametric Tax-Managed Emerging Markets Fund	2	Summary Prospectus dated November 1, 2010

Trading in foreign and emerging markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities including political and economic risks.

Small Companies Risk. Small and emerging companies are generally subject to greater price fluctuations, limited liquidity, higher transaction costs and higher investment risk. Small and emerging companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group, or lack substantial capital reserves or an established performance record. There is generally less publicly available information about such companies than for larger, more established companies. Stocks of these companies frequently have lower trading volumes making them more volatile and potentially more difficult to value.

Derivatives Risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the asset, index, rate or instrument underlying a derivative, due to failure of a counterparty or due to tax or regulatory constraints. Derivatives may create economic leverage in the Fund, which magnifies the Fund’s exposure to the underlying investment. Derivatives may be more significant when they are used to enhance return or as a substitute for a position or security, rather than solely to hedge the risk of a position or security held by the Fund. Derivatives for hedging purposes may not reduce risk if they are not sufficiently correlated to the position being hedged. A decision as to whether, when and how to use derivatives involves the exercise of specialized skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. Derivative instruments may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying instrument. The loss on derivative transactions may substantially exceed the initial investment.

Risks Associated with Quantitative Management. The Fund relies on its investment adviser to achieve its investment objective. The investment adviser uses quantitative investment techniques and analyses in making investment decisions for the Fund, but there can be no assurance that these will achieve the desired results. The Fund’s strategy is highly dependent on a quantitatively-based country weighting process, a structured sector allocation and a proprietary disciplined rebalancing model that generally has not been independently tested or otherwise reviewed. Securities and exposures selected using this proprietary strategy may be weighted differently than in capitalization-weighted indices and therefore may differ in relative contribution to performance.

General Fund Investing Risks. The Fund is not a complete investment program and you may lose money by investing in the Fund. All investments carry a certain amount of risk and there is no guarantee that the Fund will be able to achieve its investment objective. In general, the Annual Fund Operating Expenses expressed as a percentage of the Fund’s average daily net assets will change as Fund assets increase and decrease, and the Fund’s Annual Fund Operating Expenses may differ in the future. Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its objective. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person. You may lose money by investing in the Fund.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with those of a broad-based securities market index. The Fund’s performance shown below includes the performance of its predecessor registered investment company. On February 6, 2004, the Fund merged with PIMCO PPA Tax-Efficient Structured Emerging Markets Fund (the "Predecessor Fund"), which was a series of PIMCO Funds: Multi-Manager Series, and assumed its operating history and performance record. The performance for any period prior to February 6, 2004 is that of the Predecessor Fund. The returns in the bar chart do not reflect any purchase or redemption fees. If these fees were reflected, returns would be lower. Past performance (both before and after taxes) is no guarantee of future results. Updated Fund performance information can be obtained by visiting www.eatonvance.com.

During the ten years ended December 31, 2009, the highest quarterly total return was 22.57% for the quarter ended June 30, 2003, and the lowest quarterly total return was –16.56% for the quarter ended September 30, 2001. The Fund’s year-to-date total return through the end of the most recent calendar quarter (December 31, 2009 to September 30, 2010) was 15.24%.

Eaton Vance Parametric Tax-Managed Emerging Markets Fund	3	Summary Prospectus dated November 1, 2010

Average Annual Total Return as of December 31, 2009	One Year	Five Years	Ten Years

Return Before Taxes	64.87%	15.93%	12.42%
Return After Taxes on Distributions	64.88%	15.70%	11.87%
Return After Taxes on Distributions and the Sale of Fund Shares	42.76%	14.17%	10.89%
Morgan Stanley Capital International (MSCI) Emerging Markets Index (reflects net dividends, which reflect the deduction of withholding taxes)	78.51%	15.51%	9.78%

These returns reflect the maximum 2% redemption fee. (Source for the MSCI Emerging Markets Index: Lipper, Inc.)

After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and actual characterization of distributions, and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Management

Investment Adviser. Eaton Vance Management ("Eaton Vance").

Investment Sub-Adviser. Parametric Portfolio Associates LLC ("Parametric").

Portfolio Managers

Thomas Seto, Vice President and Director of Portfolio Management at Parametric, has co-managed the Fund since 2007.

David M. Stein, Managing Director and Chief Investment Officer at Parametric, has co-managed the Fund since 2007.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange Fund shares on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange Fund shares either through your financial intermediary or directly from the Fund either by writing to Eaton Vance Funds, P.O. Box 9653, Providence, RI 02940-9653, or by calling 1-800-262-1122. The minimum initial purchase or exchange into the Fund is $50,000 (waived in certain circumstances). There is no minimum for subsequent investments.

Tax Information

The Fund’s distributions are expected to be taxed as ordinary income and/or capital gains, unless you are exempt from taxation.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank) (collectively, "financial intermediaries"), the Fund, its principal underwriter and its affiliates may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

4129-11/10 TMEMPSP		© 2010 Eaton Vance Management

Eaton Vance Parametric Tax-Managed Emerging Markets Fund	4	Summary Prospectus dated November 1, 2010